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                                                                  EXHIBIT 10.5

                         REGISTRATION RIGHTS AGREEMENT


                  THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of the ___ day of ___________, 1998, is entered into by and among BRANDYWINE REALTY TRUST, a Maryland real estate investment trust (the "Trust"), BRANDYWINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "Partnership"), and the persons and entities listed on
Schedule I attached hereto (each an "Investor" and, collectively, the "Investors"; it being understood that such term shall also include such Investor's heirs, personal representatives, successors and assigns).

                                   RECITALS

                  WHEREAS, the Trust, the Partnership and certain other persons and entities are parties to that certain Purchase and Contribution Agreement, dated as of ________, 1998 (the "Acquisition Agreement"), pursuant to which the Partnership has agreed to issue 7.25% Series A Cumulative Convertible Preferred Shares of beneficial interest, par value $.01 per share, of the Trust (the "Preferred Shares"), which are convertible into or redeemable for common shares of beneficial interest, par value $.01 per share, of the Trust ("Common Shares"); and

                  WHEREAS, as a condition to their agreement to accept Preferred Shares as consideration pursuant to the Acquisition Agreement, the Investors have required, and the Trust has agreed to grant, the registration rights provided for herein with respect to the Registrable Securities (as defined below).

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Definitions. In addition to the definitions set forth above (and in addition to other capitalized terms not otherwise defined herein having the meanings set forth in the Acquisition Agreement), the following terms, as used herein, have the following meanings:

                           "Majority Investors" means Investors who, as of the
applicable time, beneficially own a majority in number of the outstanding Registrable Securities (calculated on the assumption that all Preferred Shares held by the Investors have been converted into or redeemed for Common Shares) and who provide the notice to effect a registration pursuant to Section 2.2 hereof.

                           "Maximum Offering" means that number of Registrable
Securities that the managing underwriter advises the Majority Investors can be sold without materially and adversely affecting an underwritten public offering to be effected pursuant to Section 2.2 hereof.



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                           "Registrable Securities" means (i) any Preferred
Shares issued pursuant to the Acquisition Agreement ("Preferred Registrable Securities") and (ii) any Common Shares issued or issuable upon redemption or conversion of the Preferred Shares ("Common Registrable Securities"); provided, that any of such securities shall cease to constitute Registrable Securities once: (i) a registration statement covering such securities has been declared effective by the SEC and such securities have been sold or transferred by an Investor pursuant to such effective registration statement;
(ii) such securities may be sold by an Investor pursuant to Rule 144(k) under the Securities Act; or (iii) such securities are sold by an Investor pursuant to Rule 144 under the Securities Act.

                           "Registration Expenses" means any expenses incident
to the Trust's performance of or compliance with Article 2, including, without limitation, all registration and filing fees, all application and listing fees, all fees and expenses of complying with securities or blue sky laws, and printing expenses (including reasonable messenger and delivery service expenses), all fees and disbursements of counsel for the Trust and of the Trust's independent public accountants, but excluding (i) fees and disbursements of counsel, accountants or other advisors for the Investors,
(ii) any brokerage discounts or underwriting commissions, or similar fees, payable in connection with a sale of Registrable Securities, and (iii) the out-of-pocket or internal costs and expenses incurred by or on behalf of any Investor, including, without limitation, any expenses incurred by or on behalf of any representatives of any Investors in connection with their participation any "roadshow" presentations (the expenses referred to in clauses (i) through (iii) are the "Selling Expenses").

                           "Remaining Investors" means those Investors, on a
particular date, who are not the Majority Investors.

                           "Rule 144" means Rule 144 under the Securities Act,
as amended from time to time (or any successor statute).

                           "SEC" means the United States Securities and
Exchange Commission.

                           "Securities Act" means the Securities Act of 1933,
as amended.

                  2.       Registration Rights.

                           2.1      Registration Requirement.

                                    2.1.1 Required Registration of Registrable
Securities. The Trust shall prepare and file with the SEC no later than 90 days after the Closing, and shall thereafter use its commercially reasonable efforts (a) to cause to become effective as soon as practicable, subject to the reasonable cooperation of the Investors, a "shelf" registration statement under the Securities Act covering the reoffer and resale of the Registrable Securities by the Investors in an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act and (b) to keep such registration statement effective until the earlier of (i) the sale of all the Registrable


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Securities covered thereby pursuant to such registration statement or (ii) the date on which the Registrable Securities covered thereby cease to be "Registrable Securities" as defined herein.

                                    2.1.2 Registration Statement Form S-3.
Registrations under this Section 2.1 shall only be required to be made on Form S-3. In the event the Trust is not eligible to use Form S-3 to register the Registrable Securities, it may delay the filing of the applicable registration statement until that date on which the Trust is again eligible to file a Form S-3.

                                    2.1.3 Expenses. The Trust shall pay the
Registration Expenses and the Investors shall pay the Selling Expenses incurred in connection with the registration effected pursuant to this Section 2.1.

                           2.2      Demand Registration.

                                    2.2.1 Demand Registration of Registrable
Securities. At anytime after 90 days after Closing, the Majority Investors may send written notice to the Trust requesting that the Trust cause to be filed with the SEC a registration statement under the Securities Act covering the reoffer and resale of the (i) Preferred Registrable Securities, (ii) Common Registrable Securities or (iii) all of the Registrable Securities by the Investors in an underwritten public offering. Within 15 Business Days after the effective date of such notice, the Trust shall notify in writing the Remaining Investors of the filing and shall include in any such registration any Preferred Registrable Securities and/or Common Registrable Securities, as applicable, sought to be included by any Remaining Investors who so notify the Trust in writing, within 15 Business Days after the effective date of the notice from the Trust, of their election to include Registrable Securities in such registration statement. Within 60 days after the effective date of the notice from the Majority Investors, the Trust shall file a registration statement on such form as selected by the Trust seeking to register the Registrable Securities so requested to be registered by all Investors as provided above, and the Trust shall use commercially reasonable efforts to cause to become effective such registration statement, subject to the reasonable cooperation of the Investors participating as selling shareholders in such registration. Notwithstanding anything in this Section 2.2 to the contrary, if the managing underwriter of any public offering to be effected pursuant to this Section 2.2 shall inform the Majority Investors of its belief that the number of Registrable Securities requested by all Investors to be included in such registration would materially and adversely affect the underwritten public offering, then each Investor who has elected to participate as a selling shareholder in such registration as provided above shall include in such registration, that number of Registrable Securities obtained by multiplying the Maximum Offering by a fraction obtained by dividing (i) the number of the Registrable Securities that such Investor sought to include in such registration by (ii) the total number of securities proposed to be included in such registration by all Investors.

                                    2.2.2 Expenses. The Trust shall pay the
Registration Expenses in connection with any registration effected pursuant to
Section 2.2 and the Investors participating in a registration effected pursuant to Section 2.2 shall pay the Selling Expenses in connection with any such registration effected pursuant to Section 2.2.


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                                    2.2.3 Effective Registration Statement.
Notwithstanding anything to the contrary herein, a registration requested pursuant to this Section 2.2 shall not be deemed to have been effected unless a registration statement with respect thereto has become effective and either
(i) it remains continuously effective, without interruption by any stop order for a period of 180 days following the effective date of such registration or
(ii) the sale of at least a majority of the Registrable Securities (calculated on the assumption that all Preferred Registrable Securities, if any, registered on such registration statement have been converted into or redeemed for Common Shares) which such registration statement initially sought to register is completed pursuant thereto. Any registration statement filed pursuant to this Section 2.2 may be withdrawn, at anytime prior to it being declared effective by the SEC, by the Majority Investors giving written notice of such withdrawal to the Trust, and will count as one of the effective registration statements for purposes of Section 2.3.1 below; provided, if the Investors reimburse the Trust for all of the Registration Expenses incurred in connection with any such withdrawn registration statement, it shall not count as one of the effective registration statements for purposes of Section 2.3.1 below; and, provided, further, notwithstanding any such notice of withdrawal given by the Majority Investors, Investors who otherwise were participating as selling shareholders in such registration, by giving written notice to the Trust and the managing underwriter of any such offering, within three Business Days after the effective date of the withdrawal notice from the Majority Investors, may suspend such withdrawal by agreeing to offer and sell, pursuant to such registration statement, that number of Registrable Securities equal to at least a majority of the Registrable Securities (calculated on the assumption that all Preferred Registrable Securities, if any, registered on such registration statement have been converted into or redeemed for Common Shares) as to which the registration statement, as originally filed, sought to register.

                                    2.2.4 Selection of Underwriters. In
connection with each underwritten public offering effected pursuant to this
Section 2.2, the Majority Investors shall select the managing underwriter subject to the approval of the Trust, which approval shall not be unreasonably withheld by the Trust.

                           2.3      Limitations on Registration.

                                    2.3.1 In no event shall the Trust be
required to effect more than one (1) registration pursuant to Section 2.1 and more than one (1) registration of the Preferred Registrable Securities and one
(1) registration of the Common Registrable Securities (which, if so requested by the Majority Investors may be satisfied in one joint registration) pursuant to Section 2.2.

                                    2.3.2 Notwithstanding anything herein, if
the Trust reasonably believes that the filing of a registration statement with the SEC would adversely affect the contemplated activities of the Trust, then the Trust may postpone the filing of the applicable registration statement, require that the Investors not effect offers and sales pursuant to an effective registration statement or otherwise suspend its obligation to amend, modify or update a filed registration statement, for a period not in excess of 90 days in any 365-day period (or, in the


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event the filing any such postponement is in connection with a proposed underwritten public offering of the Trust's securities, for such longer period (not to exceed an additional 30 days) as may be reasonably requested by the managing underwriter for such proposed offering).

                                    2.3.3 Notwithstanding anything herein, if
the filing of a registration statement pursuant to this Agreement would require the Trust to include in a filing with the SEC financial statements of probable or completed acquisitions in order that such registration statement be in compliance with rules and regulations of the SEC, then the Trust may delay the filing of such registration statement until it has included the requisite financial statements (including any necessary pro forma financial information) in a filing with the SEC. The Trust shall use its commercially reasonable efforts to file such financial statements as soon as practicable.

                                    2.3.4 The Trust shall not be required to
file a registration statement pursuant to Section 2.2 which would become effective within 180 days following the effective date of a registration statement (other than a registration statement filed on Form S-4 or S-8) filed by the Trust with the SEC pertaining to any public offering for the account of any Investor.

                                    2.3.5 Notwithstanding anything to the
contrary contained in this Agreement, the obligations of the Trust under this
Section 2 shall terminate at such time as none of the Investors beneficially own (which, for purposes of this Agreement shall be determined with reference to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) Registrable Securities.

                           2.4      Registration Procedures.

                                    2.4.1 In connection with the registration
of any Registrable Securities under the Securities Act as provided in this
Section 2, the Trust shall:

                                             (i) prepare and file with the SEC
the requisite registration statement to effect such registration and thereafter use commercially reasonable efforts to cause such registration statement to become and remain effective as provided in Section 2.1 or 2.2, as applicable;

                                             (ii) subject to Section 2.3, use
commercially reasonable efforts to prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until all of such Registrable Securities have been sold thereunder;

                                             (iii) furnish to the Investors
such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in


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each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such number of copies of such other documents as the Investors may reasonably request;

                                             (iv) use commercially reasonable
efforts (x) to register or qualify all Registrable Securities under such other securities or Blue Sky laws of such States of the United States of America where an exemption is not available and as the Investors shall reasonably request, (y) to keep such registration or qualification in effect for so long as such registration statement remains effective, and (z) to take any other action which may reasonably be necessary or advisable to enable the Investors to consummate the disposition in such jurisdictions of the Registrable Securities to be sold by the Investors, except that the Trust shall not for any such purpose be required to qualify generally to do business as a foreign trust in any jurisdiction wherein it would not, but for the requirements of this paragraph (iv), be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

                                             (v) notify the Investors upon
discovery that, or upon the happening of any event as a result of which, the prospectus included in the registration statement filed pursuant to this Agreement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of the Investors, use its best efforts to promptly prepare and furnish to the Investors such number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                                             (vi) use commercially reasonable
efforts to list all Common Registrable Securities covered by such registration statement on any national securities exchange or over-the-counter market, if any, on which the Common Shares are then listed.

                                             (vii) use commercially reasonable
efforts to (i) comply with all applicable rules and regulations of the SEC and
(ii) in accordance with Section 11(a) of the Securities Act and Rule 158 thereunder, make available to its securityholders, as soon as reasonable practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first quarter after the effective date of the registration statement covering the Registrable Securities.

                                             The Investors agree that upon
receipt of any notice from the Trust of the happening of an event of the kind described in Section 2.4.1(v), the Investors shall forthwith discontinue their disposition of Registrable Securities pursuant to the registration


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statement relating to such Registrable Securities until the Investors' receipt of the copies of the supplemented or amended prospectus contemplated by
Section 2.4.1(v).

                                    2.4.2 In connection with the registration
of any Registrable Securities under the Securities Act pursuant to Section 2.1, the Trust may include in any such registration Common Shares held by persons or entities that have registration rights granted under that certain Registration Rights Agreement, dated as of the date hereof, by and among the Trust, the Partnership and the other signatories thereto (the "CAP Registration Rights Agreement.")

                           2.5 Rule 144. The Trust will use commercially
reasonable efforts during the term of this Agreement to (i) file with the SEC such information as is specified under Rule 144 for so long as there are beneficial owners of Registrable Securities and (ii) take all other action as may be required as a condition to the availability of Rule 144.

                           2.6 Information Blackout. At any time when a
registration statement effected pursuant to this Section 2 relating to Registrable Securities is effective, upon written notice from the Trust to the Investors that the Trust has determined in good faith that sale of Registrable Securities pursuant to the registration statement would require disclosure by the Trust of non-public material information not otherwise required, in the judgment of the Trust, to be disclosed under applicable law, the Investors shall suspend sales of Registrable Securities pursuant to such registration statement until the earlier of (a) 60 days after the Trust makes such good faith determination and (b) such time as the Trust notifies the Investors that such material information has been disclosed to the public or has ceased to be material or that sales pursuant to such registration statement may otherwise be resumed.

                           2.7 Preparation.

                                    2.7.1 Investor Review and Due Diligence.
In connection with the preparation and filing of any registration statement under the Securities Act in which the Investors are selling shareholders, the Trust shall give the Investors not less than 10 days prior written notice of the preparation of such registration statement and give the Investors and their counsel the opportunity to review and comment on the applicable portions, relating to the Investors (including the Selling Shareholder and Plan of Distribution sections), of the registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto (provided that the Investors shall furnish the Trust with comments on any such amendment or supplement as promptly as the Trust shall reasonably require).

                                    2.7.2 Investor Information. Each Investor
which beneficially owns Registrable Securities to be registered under Section
2.1 or 2.2 shall furnish to the Trust such information as the Trust may reasonably request and as shall be required in connection with the registration and related proceedings referred to in this Section 2. If any Investor fails to provide the Trust with such information within 10 days of the effective date of the Trust's


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request therefor, the Trust's obligations under Section 2 with respect to such
Investor or the Registrable Securities beneficially owned by such Investor shall be suspended until such Investor provides such information.

                           2.8 Underwritten Offerings. In connection with any
underwritten public offering to be effected pursuant to Section 2.2, if requested by the underwriters for any underwritten public offering by the Investors, the Trust shall enter into an underwriting agreement with such underwriters for such underwritten public offering, such agreement to be reasonably satisfactory in substance and form to the Trust, the Investors and the underwriters, and to contain such representations and warranties by the Trust and the Investors and such other terms as are generally prevailing in agreements of that type, including, without limitation, customary indemnities and contribution provisions generally prevailing in agreements of that type. The Investors shall be a party to such underwriting agreement.

                           2.9 Indemnification.

                                    2.9.1 Indemnification by the Trust. In the
event of any registration of any securities of the Trust under the Securities Act in which the Investors are or may be selling shareholders, the Trust shall, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, such Investors who are selling shareholders, and their respective directors, officers, partners, employees, agents and affiliates, and each other person who controls any Investor within the meaning of the Securities Act (each a "Trust Indemnified Party"), against losses, claims, damages, liabilities or judgments (or actions or proceedings, whether commenced or threatened, in respect thereof) that arise out of or are based upon (a) any untrue statement or alleged untrue statement of any fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus, or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, or (b) any violation by the Trust, its trustees, officers, employees or agents of this Agreement or any law applicable to and in connection with such registration, and the Trust shall reimburse the Trust Indemnified Parties for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or judgment (or action or proceeding in respect thereof) described in clauses (a) or (b); provided, that the Trust shall not be liable in any such case to the extent that any such loss, claim, damage, liability, judgment (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information furnished to the Trust by any Investor; and provided, further, that this indemnity obligation of the Trust shall not apply to any misstatement or omission in any registration statement, including any amendment thereto, or in any preliminary prospectus, if such misstatement or omission giving rise to the claim for indemnification was corrected in the final prospectus and the Trust made available on a timely basis to the Investors participating as selling shareholders, or the managing


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underwriter of the particular public offering, copies of the final prospectus for delivery to the purchasers of the Registrable Securities in such offering. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Investors and shall survive the transfer of such securities by the Investors.

                                    2.9.2 Indemnification by the Investors If
any Registrable Securities are included in any registration statement, the Investors who beneficially own such Registrable Securities (the "Indemnifying Investors") shall indemnify and hold harmless, to the fullest extent permitted by law, the Trust and each trustee, officer and employee of the Trust, and each Person who controls the Trust within the meaning of the Securities Act (the "Investor Indemnified Parties"), against losses, claims, damages, liabilities or judgments (or actions or proceedings, whether commenced or threatened, in respect thereof) that arise out of or are based upon (a) any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Trust by the Investors, or (b) any violation by the Investors, or their respective directors, officers, partners, employees, agents and affiliate, of this Agreement or any law applicable to and in connection with such registration, and such Investors shall reimburse the Investor Indemnified Parties for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or judgment (or action or proceeding in respect thereof) described in clauses (a) or (b). In no event shall any Indemnifying Investor, its directors, officers or any person who controls such Indemnifying Investor be liable or responsible for any amount in excess of the amount by which the total amount received by such Indemnifying Investor with respect to any registration of any securities of the Trust under the Securities Act exceeds
(i) the pro rata amount paid by such Indemnifying Investor for such securities of the Trust and (ii) the amount of any damages that such Indemnifying Investor, its directors, officers or any person who controls such Indemnifying Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

                                    2.9.3 Notice of Claims, Etc. Promptly
after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 2.9, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, immediately give written notice to the latter of the commencement of such action; provided, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.9, except to the extent that the indemnifying party is materially prejudiced by such failure. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that the indemnifying parties may agree, with counsel reasonably satisfactory to such indemnified party, and after


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notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable out of pocket costs related to the indemnified party's cooperation with the indemnifying party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Consent of the indemnified party shall be required for the entry of any judgment or to enter into a settlement only when such judgment or settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect such claim or litigation.

                                    2.9.4 Contribution. If the indemnification
provided for in this Section 2.9 shall for any reason be held by a court to be unavailable to an indemnified party under Section 2.9.1 or 2.9.2 hereof in respect of any loss, claim, damage, liability, judgment, or any action in respect thereof, then, in lieu of the amount paid or payable under Sections
2.9.1 or 2.9.2 hereof, the indemnified party and the indemnifying party under Sections 2.9.1 or 2.9.2 hereof shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Trust on one hand and the Investors that participated as selling shareholders on the other that resulted in such loss, claim, damage or liability, or action in respect thereof, or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Trust on one hand and the Investors that participated as selling shareholders on the other, as well as any other relevant equitable considerations. No Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim, effected without such Person's written consent, which consent shall not be unreasonably withheld.

                                    2.9.5 Fraudulent Representations. No
Person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to indemnity or contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  3. Amendments; Waivers. This Agreement may be amended only with the written consent of the Trust and at least Investors that constitute the Majority Investors. Except as otherwise specifically provided herein, no delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party hereto of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.



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                  4. Entire Agreement. This Agreement represents the entire
understanding and agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior and contemporaneous agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

                  5. Severability. If any provision of this Agreement, or the application of such provision to any party or circumstance, shall be held invalid, the remainder of this Agreement or the application of such provision to other parties or circumstances, to the extent permitted by law or rules of the SEC, shall not be affected thereby. The obligations of the Trust hereunder shall be subject to equitable modification if and to the extent required in order to enable the Trust to conform to any rules of the SEC or policy positions of the SEC, as reasonably integrated by the Trust and its counsel.

                  6. Notices. All notices, requests and other communications required or permitted to be given under this Agreement shall be in writing and shall be delivered (i) in person, (ii) by U.S. overnight Express Mail, return receipt requested, (iii) by recognized overnight delivery service providing positive tracking of items (e.g., Federal Express), or (iv) by confirmed telecopier, in each case addressed as follows:

                           If to the Trust or the Partnership, addressed to:

                           c/o Brandywine Realty Trust
                           Newtown Square Corporate Campus
                           16 Campus Boulevard
                           Suite 150
                           Newtown Square, PA  19073
                           Attention:  Gerard H. Sweeney, President and
                              Chief Executive Officer
                           Fax:  (610) 325-5622

                           with a required copy in each instance to:

                           Brad A. Molotsky, General Counsel
                           Brandywine Operating Partnership, L.P.
                           Newtown Square Corporate Campus
                           16 Campus Boulevard
                           Suite 150
                           Newtown Square, PA  19073
                           Fax:  (610) 325-5622

                           If to the Investors:

                           Addressed to such Investor as set forth on the Investor Signature Page hereto with a required copy in each instance to:

                           Latham & Watkins
                           885 Third Avenue
                           New York, NY 10020
                           Attention:  R. Ronald Hopkinson and James I. Hisiger
                           Fax:  (212) 751-4864

or to such other address or addresses and to the attention of such other person or persons as any of the parties may notify the other in accordance with the provisions of this Agreement. All such notices, requests and other communications shall be deemed to have been sufficiently given for all purposes hereof only if given pursuant to the foregoing requirements as to both manner and address, and only upon receipt (or refusal to accept delivery) by the party to whom such notice is sent. Notices by the parties may be given on their behalf by their respective attorneys.

                  7. Successors and Assigns. This Agreement shall inure to the benefit of and shall be binding upon the Trust and its successors and permitted assigns. The rights to register securities granted by the Trust under this Agreement may be assigned by any Investor, provided, that (a) such transfer may otherwise be and is effected in accordance with applicable securities laws; and (b) such assignee or transferee agrees in writing to be bound by all of the provisions of this Agreement and executes an Investor Signature Page in the form attached hereto. In the event of any transfer of rights in accordance with this Section 7, the transferee shall have all of the rights and obligations of an Investor under the terms of this Agreement.

                  8. Counterparts; Facsimile Signature. This Agreement may be executed in counterparts (including by facsimile which, for all purposes, shall be deemed to be an original), each of which for all purposes shall be deemed to be an original and all of which together shall constitute the same agreement.

                  9. Headings. The Section headings in this Agreement are for convenience of reference only, and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

                  10. Construction. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of New York without regard to its principles of conflict of laws.

                  11. Recapitalizations, etc. In the event that any shares of beneficial interest or other securities are issued in respect of, in exchange for, or in substitution of, any Registrable

Securities by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, share dividend, split-up, sale of assets, distribution to shareholders or combination of the shares of Registrable Securities or any other similar change in the Trust's capital structure, appropriate adjustments shall be made in this Agreement so as to fairly and equitably preserve, as far as practicable, the original rights and obligations of the parties hereto under this Agreement.

                           [Execution Page Follows]

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the date first above written and delivered by their respective duly authorized officers.

                                     BRANDYWINE OPERATING
                                     PARTNERSHIP, L.P.

                                     By:      BRANDYWINE REALTY
                                              TRUST, its sole general partner


                                              By:______________________________
                                                       Name:  Gerard H. Sweeney
                                                       Title:  President & CEO


                                     BRANDYWINE REALTY TRUST


                                     By:_______________________________________
                                           Name:  Gerard H. Sweeney
                                           Title:  President & CEO

                            INVESTOR SIGNATURE PAGE


                  The undersigned hereby acknowledges receipt of a copy of the Registration Rights Agreement, dated as of _________, 1998, and hereby agrees to be bound by the terms and conditions thereof as an Investor.


                                  ------------------------------------
                                  Name of Investor


                                  ------------------------------------
                                  Signature of Authorized Signer


                                  ------------------------------------
                                  Name & Title of Authorized Signer


                                  Address for Notices:


                                  ------------------------------------
                                  ------------------------------------
                                  ------------------------------------
                                  Attention:__________________________
                                  Facsimile:__________________________
                                  Telephone:__________________________

                                  SCHEDULE I

                               List of Investors

                                   [To Come]